UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 15, 2007
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                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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Item 8.01.   Other Events.

       On June 15, 2007, Salisbury Bank and Trust Company, the sole subsidiary of Salisbury Bancorp, Inc. issued a press release announcing receipt of regulatory approval to establish its initial branch in New York State.

Item 9.01    Financial Statements and Exhibits.

             (a)     Not Applicable.

             (b)     Not Applicable.

             (c)     Exhibits.
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                     99.1.     Press Release dated June 15, 2007.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: June 15, 2007                             SALISBURY BANCORP, INC.


                                                 By:    /s/ John F. Foley
                                                     ---------------------------
                                                      John F. Foley
                                                      Chief Financial Officer




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